UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2017

Item 1. Report to Stockholders.

ANNUAL REPORT
NOVEMBER 30, 2017

BP Capital TwinLine Energy Fund
Class A – Ticker: BPEAX
Class I – Ticker: BPEIX

BP Capital TwinLine MLP Fund
Class A – Ticker: BPMAX
Class I – Ticker: BPMIX

TABLE OF CONTENTS

Shareholder Letter	2
Performance Information
BP Capital TwinLine Energy Fund	7
BP Capital TwinLine MLP Fund	8
Allocation of Investments	9
Schedules of Investments
BP Capital TwinLine Energy Fund	10
BP Capital TwinLine MLP Fund	12
Statements of Assets and Liabilities	14
Statements of Operations	16
Statements of Changes in Net Assets
BP Capital TwinLine Energy Fund	18
BP Capital TwinLine MLP Fund	20
Financial Highlights
BP Capital TwinLine Energy Fund	22
BP Capital TwinLine MLP Fund	24
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	37
Expense Examples	38
Trustees and Executive Officers	40
Additional Information	43
Privacy Notice	47

BP Capital TwinLine Funds
SHAREHOLDER LETTER
November 30, 2017

Dear Shareholders,

We greatly appreciate your investment in the BP Capital TwinLine Funds and the continued confidence you have placed upon our team over the past year.  During this most recent period of considerable underperformance for the overall energy sector versus the broader market, both BP Capital TwinLine Energy Fund (“Energy Fund”) and the BP Capital TwinLine MLP Fund (“MLP Fund”) again differentiated themselves in 2017 by outperforming their primary comparable energy indices, as well as ranking favorably within their respective peer groups.  We believe this outperformance can be credited to the organization’s vast experience in energy markets and our diligent tracking of the issues surrounding the companies and subsectors we follow.  Also, the Energy Fund continues to benefit from its objective of investing throughout the energy value chain, from the suppliers to the consumers of energy.  For the MLP Fund, its greater investment concentration in midstream companies serving less volatile, demand-pull customers is a critical element in its distinction to its benchmark and peer group.  For both Funds, we believe our methodical, repeatable investment process and proven understanding of energy markets will remain cornerstones to their further success.

Management Discussion of Fund Performance

BP Capital TwinLine Energy Fund

The 12-month period from December 1, 2016 to November 30, 2017 was the tale of two halves, yet ultimately saw a significant improvement in fundamentals for the sector in general.  Sentiment surrounding energy was quite positive early in the year, following a steady rebound in oil prices for most of 2016 and after the historic announcement from the Organization of Petroleum Exporting Countries (OPEC) for 1.8 million barrels per day of crude production cuts starting on January 1, 2017.  The cuts were unprecedented in that the cartel’s membership was expanded to an OPEC+, which most importantly included Russia.  However, the hope that began the year quickly faded to doubt as global oil inventories increased during the first half of 2017.  In hindsight, it is clear that OPEC’s production cuts were destined to have a delayed impact as the key OPEC+ countries had ramped up production in anticipation of the effective date of the cuts, only to then export that added production during the first part of 2017.

Further dampening sentiment, many energy investors seemed to increasingly fear the seemingly unlimited potential of US shale production and its negative implications on total global oil supplies.  A dramatic rise in the US domestic rig count, as well as large gains in oil well productivity (via longer laterals, closer frack spacing, and greater proppant usage) stoked these concerns.  Rhetoric from many US shale producers didn’t help the cause, as several companies reiterated their goals for dramatic production growth in upcoming years.  Combined with concerns that the OPEC cuts would prove temporary and demand could slip from high-growth countries like China, West Texas Intermediate (WTI) oil prices fell from a 1Q17 high of $54.45/barrel to a low of $42.53/barrel in June 2017.  Moreover, the Wall Street consensus at that time was that oil was destined to be stuck in a similar range of the low-$40s to mid-$50s/barrel, with some pundits even calling for long-term prices at bottom-end of the range.

Counter to the dire energy sentiment that lasted through the summer of 2017, oil fundamentals saw significant improvement in the second half of the year.  First, the OPEC cuts began to take a larger bite out of crude inventories, following OPEC’s decision in May 2017 to extend the production cuts through 1Q18 (which were subsequently extended throughout 2018 at its November 2017 meeting).  In particular, Saudi Arabia upheld its pledge at that time to drastically reduce its exports to the US.  The result, in combination with strong US export demand, has been a dramatic reduction in US oil inventories.  In fact, total US crude inventories at the end of the November 2017 were approaching OPEC’s goal of the 5-year average, a condition that seemed unattainable six months ago.  The

BP Capital TwinLine Funds
SHAREHOLDER LETTER (Continued)
November 30, 2017

destocking of oil products inventories (gasoline and distillate) occurred even more rapidly, in part aided by refinery downtime associated with Hurricane Harvey.  Boosted by strong demand, inventories for these products were drawn down to multi-year lows by year-end.

A separate major inflection point for the sector occurred at the corporate level on September 20, 2017 when Anadarko Petroleum Corp. (APC) announced its plans to use cash on hand to repurchase up to $2.5B of its shares (10% of its market cap) with $1B to be repurchased by year-end 2017. The news was welcomed by Wall Street as an indication of greater capital discipline and a willingness to listen to the wishes of their investors. Since Anadarko Petroleum Corp.’s announcement, other producers have commented on the potential to also return cash flow to shareholders or simply be more scrupulous on capital outspend in general.

Finally, global demand for oil, as well as other energy products such as liquefied natural gas (LNG), has provided a significant tailwind for the sector.  In particular, from January-November 2017, China saw an 8.8% increase in oil imports and a 18% rise in shipments of imported LNG.  This robust demand, in tandem with the aforementioned falling crude inventories, drove the West Texas Intermediate crude oil (WTI) spot prices to $57.40/barrel at November 30, 2017.

Even with the latest improving oil price backdrop, the 12-month period from December 1, 2016 to November 30, 2017 wasn’t an easy period to be an energy investor.  The sector dramatically underperformed the robust gains in the overall equities market, with the S&P 500 Energy Sector Index falling 3.8% during this period, versus a 22.9% gain for the S&P 500 Index.  The performances of energy subsector indices provide a closer look on the sector’s underperformance during this time, with the S&P Oil & Gas Exploration & Production Select Industry Total Return Index and the MVIS US Listed Oil Services 25 Index dropping 13.8% and 24.0%, respectively.

The Energy Fund – Class I shares price fell 5.0% in the fiscal year ending November 30, 2017.  Portfolio weightings among the various subcategories (upstream, midstream, downstream, end user) did not change meaningfully during the year.  Many positions in the upstream segment (exploration & production companies (E&Ps) and oilfield service) saw improved performance late in the year.  Still, the fund’s best performers resided in the end user subcategory, where the fund capitalized on key energy-related themes that benefited our portfolio companies.  Most notable were investments in companies that produce chemicals, aluminum, and fertilizers, all of which have benefited from China’s recent pollution control efforts.  Such measures have tightened the supply/demand balance with those products, as well as improved the cost-curve positioning of North American producers.

Equities in the end user segment made the largest contribution to the Energy Fund during the fiscal year ended November 30, 2017.  This included Alcoa Corp. (AA), which benefited from a combination of corporate restructuring in 2016 (spinning off its downstream businesses), as well as a large increase in aluminum prices.  Westlake Chemical Corp. (WLK) also saw strong performance in 2017.  This was largely driven by its previously well-timed combination with Axiall Corp. (AXLL), which vertically integrated the company prior to a major rise in caustic soda prices.  Also in chemicals, Huntsman Corp. (HUN) benefited from a strong rebound in titanium dioxide prices (where it partially monetized its position through an IPO in 2017) and strength in its core polyurethanes business.  Finally, a pressure pumping company, ProPetro Holdings Corp. (PUMP), which went public in early 2017 contributed nicely to the fund’s performance, while Valero Energy Corp. (VLO) benefited from improving refining spreads and strong demand for downstream oil products.

The largest detractor to performance in the fiscal year ended November 30, 2017 was Range Resources Corp. (RRC), which was negatively impacted by reduced forecasts for US natural gas prices.  Other detractors included

BP Capital TwinLine Funds
SHAREHOLDER LETTER (Continued)
November 30, 2017

Horizon Global (HZN, an end-user company that the fund exited in early 2017) and Smart Sand, Inc. (SND), which was negatively impacted by the threat of new in-basin sand supply in the Permian Basin.  Anadarko Petroleum Corp. (APC) and Forum Energy Technologies, Inc. (FET) also were detractors to overall performance for the Energy Fund.

2018 Outlook

As we begin 2018, we have a constructive view of the energy sector, particularly following a year of underperformance versus the broader market.  Relative to many sectors, we believe energy in general maintains an attractive valuation.  This is particularly the case should oil prices remain supported as we expect from continued favorable supply/demand conditions.  Specifically, we anticipate OPEC to remain committed to its production cuts through the end of 2018.  Moreover, we believe there is risk to the growth needed from US shale production given a number of real-world constraints.  (See our December 8, 2017 white paper, “Extrapolation – When Excel Loses Touch with Oilfield Realities,” where we discuss such limitations to US shale production growth.1)  We are also encouraged by the recent trend toward enhanced capital discipline by US oil producers and believe further examples of this will lead new investors to the sector.  Finally, we are less constructive on the outlook for natural gas prices, especially given the large amount of associated gas that is likely to be produced from the Permian Basin.  Still, we believe the US midstream subsector should be a major beneficiary of the volumetric increase in the flow of natural gas and natural gas liquids (NGLs).

BP Capital TwinLine MLP Fund

The MLP Fund – Class I shares performed well against its benchmark during the fiscal year ended November 30, 2017. Although posting a negative absolute return of -6.3%, the MLP Fund’s performance compared favorably on a relative basis to the Alerian MLP Index (“AMZI Index” or “AMZI”) which returned -13.3%.

During the fiscal year, the most notable trend across the midstream energy investment environment was the detachment of equity performance from underlying improvement in commodity fundamentals. The significant progress made in reducing global crude oil inventories during the year propelled crude oil higher yet midstream equities generally languished, held captive under reduced money flows due to investor fears of distribution realignments, IDR elimination transactions, and intra-industry competitive pressures that have put project returns at risk.

Going into November, year-end sector weakness deepened in response to issues of tax reform and tax loss selling, which exacerbated investor wariness. Ironically, the combination of investor contempt for the sector and improving fundamentals caused many sector equities to trade at levels well below their historical valuation norms, setting up for an extremely attractive entry point going into the new fiscal year.

____________

[1]	https://www.bpcfunds.com/content/extrapolation-excel-loses-touch-oilfield-realities/

BP Capital TwinLine Funds
SHAREHOLDER LETTER (Continued)
November 30, 2017

Top contributors to the MLP Fund’s performance were driven by a variety of factors including acquisitions, idiosyncratic drivers of performance unique to particular companies, or general strength in inland refined product markets. Midcoast Energy Partners LP (MEP) was acquired by Enbridge, Inc. (ENB). For some of the refining and logistics companies, the combination of growth in end user consumption, as evidenced by expansion in vehicle miles traveled, along with the wide availability of competitively priced inland U.S. crude supplies propelled financial results and promoted stability across several of sector’s smaller companies. PBF Logistics LP (PBFX), and Western Refining Logistics LP (WNRL) which was acquired by Andeavor Logistics LP (ANDV), both benefited from these important refining trends. Cheniere Energy, Inc. (LNG) also contributed to portfolio outperformance as the equity responded nicely to favorable global LNG demand trends and the expansion of LNG export from its Sabine Pass facility, and finally Oneok Partners LP (OKS) appreciated on its acquisition by C-Corp parent Oneok, Inc. (OKE).

Significant detractors from the MLP Fund’s fiscal year performance were companies that were impacted by unique adverse drivers resulting in underperformance. NGL Energy Partners LP (NGL) was impacted by unfavorable financial results associated one of its key lines of business. Plains All American LP’s (PAA) unit value was impacted due to the reduction in its distribution payout per unit. Buckeye Partners LP (BPL), was impacted by its decision to halt increases to its distribution payout rate, and finally Energy Transfer Partners LP (ETP) which was impacted by concerns over equity dilution associated with a sizeable overnight offering as well as lingering concerns over the potential dilution associated with the elimination of its IDRs.

2018 Outlook

An early rebound in equity prices in 2018 has provided a much-needed sense of relief for investors who endured frustrating performance during 2017. The fading of tax reform fears and the absence of tax loss selling has lifted significant pressure from the sector allowing equities to climb back toward their historical valuation average. Market focus now turns to much needed clarity around sector competition, sector distribution growth rates and of course, IDR elimination and GP/LP simplification. In our view, clarity around distribution risk should diminish given continued improvement in the sector’s fundamental backdrop. In addition, recent evidence of coordination by companies participating in joint ventures and other value additive arrangements suggests that intra-industry competitive forces can be managed, and finally candidates facing IDR elimination are now clearly defined. In sum, we believe improving investor confidence around each of these issues will likely attract the return of investor flows to the sector and in the process extend the improvement we’ve seen thus far in 2018.

As always, our effort is focused on managing these risks to distinguishing sector ’haves and have nots’ in an effort to design an optimal mix of companies for our investors. We look forward to the challenge the sector brings in 2018.

IMPORTANT RISKS AND DISCLOSURES:

As with any mutual fund, it is possible to lose money by investing in the BP Capital TwinLine® Funds. An investment in either Fund is subject to other risks that are more fully described in the prospectus, including but not limited to risks in Master Limited Partnerships (“MLPs”) include, cash flow, fund structure risk and MLP tax risk plus regulatory risks. The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Funds to sell its units at a favorable price. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Funds.

BP Capital TwinLine Funds
SHAREHOLDER LETTER (Continued)
November 30, 2017

An investment in the BP Capital TwinLine® MLP Fund is, also, subject to risks, include but are not limited to non-diversification, energy-related sector, small-cap and mid-cap stocks, initial public offerings, high-yield “junk” bonds, and derivatives. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, unlike traditional open-end mutual funds, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%) as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders.  The BP Capital TwinLine® MLP Fund may, also, invest in MLPs that are taxed as “C” corporations.

An investment in the BP Capital TwinLine® Energy Fund is, also, subject to risks, include but are not limited to non-diversified, energy-related sector, small-cap and mid-cap stocks, initial public offerings, high-yield “junk” bonds.  The Fund expects that a significant portion of its distributions to shareholders will be characterized as a “return of capital” because of its MLP investments. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”). The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders.

The views in this report were those as of the date written and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

The S&P 500 Index is a gauge of large cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The S&P 500 Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector. The S&P 500 Oil and Gas Exploration and Production Index is a capitalization-weighted index that comprises stocks in the S&P Total Market Index that are classified in the GICS oil & gas exploration & production sub-industry. S&P N. America Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry. The Alerian MLP Index (AMZ) is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) that provides investors with a benchmark for the MLP asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price return basis and on a total-return basis. Lipper Energy MLP Funds – Includes funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. One cannot invest directly in an index.

BP Capital TwinLine Energy Fund
PERFORMANCE INFORMATION
Annualized Returns for the Periods Ended November 30, 2017 (Unaudited)

			Since Inception
	1 Year	3 Year	(12/31/2013)
Energy Fund – Class A (without maximum load)	(5.21)%	(0.74)%	0.00%
Energy Fund – Class A (with maximum load)	(10.66)%	(2.68)%	(1.50)%
Energy Fund – Class I	(4.99)%	(0.45)%	0.23%
S&P 500 Index	22.87%	10.91%	11.94%
S&P 500 Energy Sector Index	(3.81)%	(1.59)%	(3.37)%
S&P North American Natural Resources Sector Index	(3.50)%	(2.00)%	(3.88)%

A $250,000 investment in the BP Capital TwinLine Energy Fund – Class I

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The S&P 500® Energy Index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry. One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data for Class A is presented with and without the maximum sales charge of 5.75%. As shown, when the load is applied, the quoted performance is reduced.  Gross Expense Ratios for Class A shares and Class I shares were 1.89% and 1.60%, respectively, as presented in the Fund’s most recent Prospectus.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends.

BP Capital TwinLine MLP Fund
PERFORMANCE INFORMATION
Annualized Returns for the Periods Ended November 30, 2017 (Unaudited)

			Since Inception
	1 Year	3 Year	(12/31/2013)
MLP Fund – Class A (without maximum load)	(6.49)%	(7.88)%	(3.04)%
MLP Fund – Class A (with maximum load)	(11.86)%	(9.68)%	(4.50)%
MLP Fund – Class I	(6.25)%	(7.64)%	(2.79)%
S&P 500 Index	22.87%	10.91%	11.94%
Lipper Equity Income Funds Index	17.85%	8.40%	9.25%
Alerian MLP Index	(13.27)%	(18.61)%	(13.52)%

A $250,000 investment in the BP Capital TwinLine MLP Fund – Class I

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Lipper Equity Income Fund Index is an unmanaged equal-weighted index that tracks the daily total return performance of the 30 largest funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe.

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization, is disseminated real-time on a total-return basis (AMZX).

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-40-BPCAP (1-855-402-7227), or visiting www.bpcfunds.com.

Performance data for Class A is presented with and without the maximum sales charge of 5.75%. As shown, when the load is applied, the quoted performance is reduced. Gross and Net Expense Ratios for Class A shares were 2.22% and 1.75%, respectively, and Class I shares were 1.96% and 1.49%, respectively, as presented in the Fund’s most recent Prospectus. The returns reflect the net expense ratio (contractual fee waiver) that is in effect through at least March 31, 2018. In the absence of such waivers, total return would be reduced.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The chart assumes reinvestment of capital gains and dividends.

BP Capital TwinLine Funds
ALLOCATION OF INVESTMENTS*
November 30, 2017 (Unaudited)

Energy Fund

MLP Fund

* As a percentage of total investments.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS
November 30, 2017

	Shares	Value
COMMON STOCKS – 78.4%

Agricultural Products – 2.2%
Agrium, Inc.	29,635	$3,258,072

Building Materials – 1.7%
Summit Materials, Inc. – Class A (a)	80,191	2,466,675

Chemicals – 5.6%
Huntsman Corp.	149,930	4,791,763
Westlake Chemical Corp.	34,115	3,340,882
		8,132,645
Downstream – 2.6%
Valero Energy Corp.	44,533	3,812,915

Exploration & Production – 33.1%
Anadarko Petroleum Corp.	93,755	4,508,678
Concho Resources, Inc. (a)	16,026	2,241,396
Continental Resources, Inc. (a)	75,670	3,581,461
Diamondback Energy, Inc. (a)	46,189	5,048,920
EOG Resources, Inc.	47,553	4,865,623
Occidental Petroleum Corp.	47,442	3,344,661
Parsley Energy, Inc. – Class A (a)	187,929	5,047,773
Pioneer Natural Resources Co.	29,580	4,615,663
Range Resources Corp.	188,081	3,389,220
RSP Permian, Inc. (a)	162,266	5,960,030
WPX Energy, Inc. (a)	426,676	5,405,985
		48,009,410
Metals & Mining – 3.4%
Alcoa Corp. (a)	117,054	4,858,911

Midstream – 4.6%
Antero Midstream GP LP	201,970	3,584,968
Targa Resources Corp.	69,848	3,031,403
		6,616,371
Oil Services – 22.4%
Forum Energy Technologies, Inc. (a)	260,925	3,705,135
Halliburton Co.	126,902	5,301,966
MRC Global, Inc. (a)	287,568	4,517,693
Patterson-UTI Energy, Inc.	259,354	5,599,453
ProPetro Holding Corp. (a)	321,763	6,039,492
Quanta Services, Inc. (a)	109,356	4,144,592
U.S. Silica Holdings, Inc.	98,135	3,255,138
		32,563,469

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Energy Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
COMMON STOCKS (Continued)

Transportation – 2.8%
Alaska Air Group, Inc.	58,826	$4,068,994
TOTAL COMMON STOCKS (Cost $104,067,512)		113,787,462

PARTNERSHIPS & TRUSTS – 16.9%

Midstream – 16.9%
Buckeye Partners LP	51,833	2,380,690
Energy Transfer Partners LP	198,671	3,299,925
Enterprise Products Partners LP	139,157	3,427,437
MPLX LP	92,194	3,306,077
Phillips 66 Partners LP	83,054	3,891,910
Western Gas Partners LP	74,102	3,321,252
Williams Partners LP	131,199	4,815,003
TOTAL PARTNERSHIPS & TRUSTS (Cost $26,546,805)		24,442,294

SHORT-TERM INVESTMENTS – 4.9%

Money Market Funds – 4.9%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio, 0.970% (b)	7,154,669	7,154,669
TOTAL SHORT-TERM INVESTMENTS (Cost $7,154,669)		7,154,669

Total Investments (Cost $137,768,986) – 100.2%		145,384,425
Liabilities in Excess of Other Assets – (0.2)%		(270,190)
TOTAL NET ASSETS – 100.0%		$145,114,235

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS
November 30, 2017

	Shares	Value
COMMON STOCKS – 12.7%

Gathering & Processing – 7.2%[1]
Antero Midstream GP LP	210,343	$3,733,588
Targa Resources Corp.	79,433	3,447,392
		7,180,980
Natural Gas/NGL Transportation – 2.5%[1]
Kinder Morgan, Inc.	144,413	2,488,236

Utility – 3.0%[1]
Dominion Energy, Inc.	34,698	2,919,143
TOTAL COMMON STOCKS (Cost $13,803,092)		12,588,359

CONVERTIBLE PREFERRED STOCKS – 0.6%

Natural Gas/NGL Transportation – 0.6%[1]
Kinder Morgan, Inc., 9.750%	17,998	641,449
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $768,029)		641,449

PARTNERSHIPS & TRUSTS – 83.0%

Crude Oil & Refined Products – 51.9%[1]
Andeavor Logistics LP	59,651	2,669,979
BP Midstream Partners LP (a)	140,000	2,557,800
Buckeye Partners LP	72,829	3,345,036
Enbridge Energy Partners LP	211,133	3,086,765
Enterprise Products Partners LP	314,702	7,751,110
Hess Midstream Partners LP	142,896	3,020,821
Holly Energy Partners LP	88,087	2,916,561
Magellan Midstream Partners LP	73,845	4,947,615
PBF Logistics LP	127,229	2,506,411
Phillips 66 Partners LP	108,283	5,074,141
Plains All American Pipeline LP	175,095	3,414,353
Shell Midstream Partners LP	114,046	3,084,944
TC PipeLines LP	49,693	2,524,901
Valero Energy Partners LP	112,632	4,680,986
		51,581,423
Gathering & Processing – 9.3%[1]
Antero Midstream Partners LP	2,986	82,264
MPLX LP	127,853	4,584,809
Rice Midstream Partners LP	112,168	2,336,460
Western Gas Partners LP	51,120	2,291,198
		9,294,731

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine MLP Fund
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2017

	Shares	Value
PARTNERSHIPS & TRUSTS (Continued)

Natural Gas/NGL Transportation – 21.8%[1]
Dominion Energy Midstream Partners LP	91,452	$2,940,182
Energy Transfer Partners LP	226,717	3,765,770
EQT Midstream Partners LP	55,837	3,831,535
Spectra Energy Partners LP	121,108	4,955,739
Tallgrass Energy Partners LP	43,310	1,902,175
Williams Partners LP	116,526	4,276,504
		21,671,905
TOTAL PARTNERSHIPS & TRUSTS (Cost $84,439,870)		82,548,059

SHORT-TERM INVESTMENTS – 2.9%

Money Market Funds – 2.9%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio, 0.970% (b)	2,851,805	2,851,805
TOTAL SHORT-TERM INVESTMENTS (Cost $2,851,805)		2,851,805

Total Investments (Cost $101,862,796) – 99.2%		98,629,672
Other Assets in Excess of Liabilities – 0.8%		823,321
TOTAL NET ASSETS – 100.0%		$99,452,993

Percentages are stated as a percent of net assets.

[1]	Sub-classification for the Midstream category.
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield as of November 30, 2017.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2017

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Assets:
Investments, at value (cost $137,768,986 and $101,862,796, respectively)	$145,384,425	$98,629,672
Receivables:
Fund shares sold	128,030	5,352,462
Dividends and interest	60,626	29,574
Prepaid assets	36,111	27,111
Total Assets	145,609,192	104,038,819

Liabilities:
Payables:
Investments purchased	—	4,190,596
Investment advisory fees, net	144,232	75,427
Distribution fees	3,299	2,764
Fund shares redeemed	196,775	166,342
Fund accounting fees	12,946	8,735
Fund administration fees	18,907	12,676
Custody fees	2,946	1,015
Compliance fees	3,033	2,739
Printing and mailing fees	3,059	5,302
Shareholder service fees	61,612	32,678
Tax service fees	—	27,000
Transfer agent fees	17,418	16,093
Trustee fees	3,275	3,064
Other accrued expenses and payables	27,455	41,395
Total Liabilities	494,957	4,585,826
Net Assets	$145,114,235	$99,452,993
Net Assets Consist Of:
Paid-in-capital	$152,325,221	$106,899,192
Accumulated net investment loss, net of deferred tax benefit	(3,269,605)	(1,594,345)
Accumulated net realized loss on investments, net of deferred tax benefit	(11,556,820)	(2,463,922)
Net unrealized appreciation (depreciation)
on investments, net of deferred tax expense (benefit)	7,615,439	(3,387,932)
Net Assets	$145,114,235	$99,452,993

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
November 30, 2017

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Class A
Net assets	$22,663,439	$16,861,786
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	1,163,803	1,162,477
Net asset value, redemption price and minimum offering price per share	$19.47	$14.51
Maximum offering price per share ($19.47/94.25%) ($14.51/94.25%)	$20.66	$15.40

Class I
Net Assets	$122,450,796	$82,591,207
Shares issued and outstanding (unlimited number of beneficial
interest authorized, no par value)	6,244,552	5,633,125
Net asset value, redemption price and offering price per share	$19.61	$14.66

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2017

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Investment Income:
Distributions received from master limited partnerships	$2,132,699	$4,921,818
Less: return of capital on distributions received	(2,082,043)	(4,921,818)
Dividends from common stock (net of foreign taxes withheld
of $9,465 and $0, respectively)	831,100	288,824
Interest	39,985	29,818
Total investment income	921,741	318,642

Expenses:
Investment advisory fees	1,786,981	901,198
Administration fees	79,117	50,324
Transfer agent fees	70,078	62,313
Federal and state registration	62,625	72,493
Fund accounting fees	54,009	34,478
Audit fees	25,013	27,411
Reports to shareholders	15,910	20,121
Custody fees	16,042	9,915
Chief Compliance Officer fees	12,211	10,807
Trustee fees	13,924	13,555
Legal fees	10,382	10,381
Insurance expense	1,503	1,542
Interest expense	93	—
Distribution fees – Class A	43,552	34,759
Distribution fees – Class C*	59,132	15,743
Shareholder service fees – Class A	17,421	13,903
Shareholder service fees – Class C*	19,264	3,099
Shareholder service fees – Class I	116,336	65,503
Franchise tax expense	—	5,826
Miscellaneous expenses	22,772	40,022
Total expenses before fee waiver	2,426,365	1,393,393
Less: fees waived	—	(113,622)
Net expenses before state and federal taxes	2,426,365	1,279,771
State income tax expense	—	17,880
Net expenses	2,426,365	1,297,651
Net Investment Loss	$(1,504,624)	$(979,009)

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended November 30, 2017

	BP Capital	BP Capital
	TwinLine	TwinLine
	Energy Fund	MLP Fund
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on transactions from:
Investments	$14,678,919	$2,579,686
Written options	31,308	—
Net change in appreciation/depreciation on investments	(20,430,679)	(7,705,161)
Net realized and unrealized loss on investments	(5,720,452)	(5,125,475)
Net Decrease in Net Assets Resulting from Operations	$(7,225,076)	$(6,104,484)

* Effective November 28, 2017, Class C shares converted into Class A shares.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine Energy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Operations:
Net investment loss	$(1,504,624)	$(918,255)
Net realized gain (loss) on investment transactions,
net of deferred tax expense	14,710,227	(12,251,964)
Net change in unrealized appreciation/depreciation
on investments, net of deferred tax expense	(20,430,679)	43,189,916
Net increase (decrease) in net assets
resulting from operations	(7,225,076)	30,019,697

Distributions to Shareholders:
From net investment income:
Class I Shares	—	(202,924)
Total distributions	—	(202,924)

Capital Share Transactions: (Note 3)
Proceeds from shares sold
Class A shares	4,800,150	4,780,718
Class C shares*	1,716,520	3,187,859
Class I shares	38,623,311	31,506,175
Proceeds from shares sold in connection with the conversion
of Class C shares into Class A shares*	7,420,979	—
Proceeds from distributions reinvested
Class I shares	—	201,492
Cost of shares redeemed
Class A shares	(8,176,184)	(7,562,686)
Class C shares*	(4,155,967)	(1,811,437)
Class I shares	(37,713,776)	(28,748,825)
Cost of shares redeemed in connection with the conversion
of Class C shares into Class A shares*	(7,420,979)	—
Net increase (decrease) in net assets
from capital share transactions	(4,905,946)	1,553,296
Total Increase (Decrease) in Net Assets	(12,131,022)	31,370,069
Net Assets:
Beginning of year	157,245,257	125,875,188
End of year	$145,114,235	$157,245,257
Accumulated net investment loss	$(3,269,605)	$(1,725,723)

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine Energy Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Changes in shares outstanding:
Class A shares
Shares sold	244,584	288,406
Shares sold in connection with the conversion
of Class C shares into Class A shares*	389,181	—
Shares redeemed	(425,815)	(473,366)
Net increase (decrease) in shares outstanding	207,950	(184,960)

Class C shares*
Shares sold	88,930	200,589
Shares redeemed	(219,288)	(110,064)
Shares redeemed in connection with the conversion
of Class C shares into Class A shares*	(394,345)	—
Net increase (decrease) in shares outstanding	(524,703)	90,525

Class I shares
Shares sold	2,010,365	1,951,347
Reinvested distributions	—	10,549
Shares redeemed	(1,916,043)	(1,889,870)
Net increase in shares outstanding	94,322	72,026

* Effective November 28, 2017, Class C converted into Class A shares.

	Shares		NAV	Share
Class Shares	Outstanding	Net Assets	Per Share	Conversion Ratio
Class C	394,345	$7,420,979	$18.8185	0.9869
Class A (before conversion)	777,426	14,824,114	19.0682	—
Class A (after conversion)	1,166,607	22,245,093	19.0682	—

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine MLP Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Operations:
Net investment loss, net of deferred tax expense	$(979,009)	$(359,288)
Net realized gain (loss) on investment transactions,
net of deferred tax expense	2,579,686	(2,131,928)
Net change in unrealized appreciation/depreciation
on investments, net of deferred tax expense	(7,705,161)	8,783,980
Net increase (decrease) in net assets
resulting from operations	(6,104,484)	6,292,764

Distributions to Shareholders:
Return of capital:
Class A shares	(878,781)	(594,838)
Class C shares*	(159,349)	(133,706)
Class I shares	(3,683,962)	(1,690,839)
Total distributions	(4,722,092)	(2,419,383)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	9,320,726	8,205,734
Class C shares*	881,860	781,503
Class I shares	65,450,965	23,087,389
Proceeds from shares sold in connection with the conversion
of Class C shares into Class A shares*	2,418,423	—
Proceeds from distributions reinvested
Class A shares	824,902	582,056
Class C shares*	134,926	112,132
Class I shares	2,907,358	1,586,986
Cost of shares redeemed
Class A shares	(7,382,602)	(4,491,015)
Class C shares*	(395,943)	(643,867)
Class I shares	(10,344,313)	(10,511,018)
Cost of shares redeemed in connection with the conversion
of Class C shares into Class A shares*	(2,418,423)	—
Net increase in net assets from capital share transactions	61,397,879	18,709,900
Total Increase in Net Assets	50,571,303	22,583,281
Net Assets:
Beginning of year	48,881,690	26,298,409
End of year	$99,452,993	$48,881,690
Accumulated net investment loss	$(1,594,345)	$(615,336)

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine MLP Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	November 30, 2017	November 30, 2016
Changes in shares outstanding:
Class A shares
Shares sold	172,119	549,681
Shares sold in connection with the conversion
of Class C shares into Class A shares*	582,014	—
Reinvested distributions	51,651	38,802
Shares redeemed	(455,427)	(343,289)
Net increase in shares outstanding	350,357	245,194

Class C shares*
Shares sold	54,624	53,955
Reinvested distributions	8,532	7,570
Shares redeemed	(25,294)	(43,305)
Shares redeemed in connection with the conversion
of Class C shares into Class A shares*	(174,005)	—
Net increase (decrease) in shares outstanding	(136,143)	18,220

Class I shares
Shares sold	4,105,091	1,632,576
Reinvested distributions	180,611	106,199
Shares redeemed	(646,034)	(757,714)
Net increase in shares outstanding	3,639,668	981,061

* Effective November 28, 2017, Class C shares converted into Class A shares.

	Shares		NAV	Share
Class Shares	Outstanding	Net Assets	Per Share	Conversion Ratio
Class C	174,005	$2,418,423	$13.8986	0.9892
Class A (before conversion)	979,858	13,767,887	14.0509	—
Class A (after conversion)	1,151,977	16,186,310	14.0509	—

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine Energy Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014(1)
Net asset value,
beginning of year/period	$20.54	$16.41	$20.45	$20.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)	(0.23)	(0.15)	(0.10)	(0.11)
Net realized and unrealized
gain (loss) on investments	(0.84)	4.28	(3.46)	0.56
Total from investment operations	(1.07)	4.13	(3.56)	0.45

LESS DISTRIBUTIONS:
From net realized gain	—	—	(0.48)	—
Total distributions	—	—	(0.48)	—
Net asset value, end of year/period	$19.47	$20.54	$16.41	$20.45

Total return	(5.21)%	25.17%	(17.57)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
year/period (in thousands)	$22,663.4	$19,637.6	$18,718.6	$15,135.5

Portfolio turnover rate	84%	83%	79%	72	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS	1.87%	1.89%	1.87%	1.98	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(1.21)%	(0.92)%	(0.51)%	(0.53	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine Energy Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended	Year Ended	Year Ended	Period Ended
	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014(1)
Net asset value,
beginning of year/period	$20.64	$16.46	$20.45	$20.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)	(0.19)	(0.11)	(0.04)	(0.06)
Net realized and unrealized
gain (loss) on investments	(0.84)	4.32	(3.47)	0.51
Total from investment operations	(1.03)	4.21	(3.51)	0.45

LESS DISTRIBUTIONS:
From net investment income	—	(0.03)	—	—
From net realized gain	—	—	(0.48)	—
Total distributions	—	(0.03)	(0.48)	—
Net asset value, end of year/period	$19.61	$20.64	$16.46	$20.45

Total return	(4.99)%	25.61%	(17.32)%	2.25	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
year/period (in thousands)	$122,450.8	$126,916.7	$100,054.4	$68,305.5

Portfolio turnover rate	84%	83%	79%	72	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS	1.62%	1.60%	1.54%	1.73	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS	(0.98)%	(0.65)%	(0.20)%	(0.28	)%(4)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine MLP Fund – Class A
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended		Year Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,		November 30,
	2017		2016		2015		2014(1)
Net asset value,
beginning of year/period	$16.54		$15.45		$22.25		$20.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.22)		(0.17)		(0.20)		(0.20)
Net realized and unrealized
gain (loss) on investments	(0.78)		2.29		(5.60)		2.87
Total from investment operations	(1.00)		2.12		(5.80)		2.67

LESS DISTRIBUTIONS:
From return of capital	(1.03)		(1.03)		(1.00)		(0.42)
Total distributions	(1.03)		(1.03)		(1.00)		(0.42)
Net asset value, end of year/period	$14.51		$16.54		$15.45		$22.25

Total return	(6.49)%		14.78%		(27.17)%		13.37	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
year/period (in thousands)	$16,861.8		$13,428.6		$8,760.2		$7,168.7

Portfolio turnover rate	63%		139%		96%		70	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	1.89%		2.21%		2.70%		4.04	%(4)
Fees waived	(0.14)%		(0.47)%		(0.96)%		(2.29	)%(4)
Operating expenses, after fees waived	1.75%		1.74%		1.74%		1.75	%(4)
State and federal income tax expense	0.02%		—		—		—
Deferred tax expense	—		—		(1.32	)%(5)	3.98	%(4)(5)
Total expense	1.77%		1.74%		0.42%		5.73	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived	(1.50	)%(6)	(1.60	)%(6)	(1.97	)%(6)	(3.28	)%(4)(6)
After fees waived	(1.36	)%(6)	(1.13	)%(6)	(1.01	)%(6)	(0.99	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes State income tax expense and deferred tax expense from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
BP Capital TwinLine MLP Fund – Class I
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the year/period

	Year Ended		Year Ended		Year Ended		Period Ended
	November 30,		November 30,		November 30,		November 30,
	2017		2016		2015		2014(1)
Net asset value,
beginning of year/period	$16.66		$15.53		$22.28		$20.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)(6)	(0.18)		(0.12)		(0.14)		(0.15)
Net realized and unrealized
gain (loss) on investments	(0.79)		2.28		(5.61)		2.87
Total from investment operations	(0.97)		2.16		(5.75)		2.72

LESS DISTRIBUTIONS:
From return of capital	(1.03)		(1.03)		(1.00)		(0.44)
Total distributions	(1.03)		(1.03)		(1.00)		(0.44)
Net asset value, end of year/period	$14.66		$16.66		$15.53		$22.28

Total return	(6.25)%		14.97%		(26.90)%		13.60	%(3)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
year/period (in thousands)	$82,591.2		$33,216.3		$15,718.9		$7,787.6

Portfolio turnover rate	63%		139%		96%		70	%(3)

RATIO OF EXPENSES
TO AVERAGE NET ASSETS:
Gross operating expenses, before fees waived	1.64%		1.95%		2.34%		3.79	%(4)
Fees waived	(0.14)%		(0.47)%		(0.92)%		(2.29	)%(4)
Operating expenses, after fees waived	1.50%		1.48%		1.42%		1.50	%(4)
State and federal income tax expense	0.02%		—		—		—
Deferred tax expense	—		—		(1.24	)%(5)	3.98	%(4)(5)
Total expense	1.52%		1.48%		0.18%		5.48	%(4)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived	(1.28	)%(6)	(1.28	)%(6)	(1.63	)%(6)	(3.03	)%(4)(6)
After fees waived	(1.14	)%(6)	(0.81	)%(6)	(0.71	)%(6)	(0.74	)%(4)(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment income/loss, and realized and unrealized gain/loss.
(6)	Includes State income tax expense and deferred tax expense from net investment income/loss only.

The accompanying notes are an integral part of these financial statements.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2017

NOTE 1 – ORGANIZATION

The BP Capital TwinLine Energy Fund (“Energy Fund”), a diversified series of shares of beneficial interest of Professionally Managed Portfolios (“Trust”) and BP Capital TwinLine MLP Fund (“MLP Fund”), a non-diversified series of shares of the Trust (collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (“1940 Act”) as open-end investment management companies.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification topic 946 “Financial Services – Investment Companies.”  The Funds are managed by BP Capital Fund Advisors, LLC (the “Advisor”).  The Funds’ Class A and Class I shares commenced operations on December 31, 2013.  The Funds’ Class C shares commenced operations on February 27, 2015.  Effective November 28, 2017, each of the Funds converted their Class C shares into Class A shares of the corresponding Fund.

The Energy Fund’s objective is to seek total return.  The Fund intends to conduct its operations so that it qualifies to be taxed as a Regulated Investment Company (“RIC”) for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its net income and net capital gains are distributed to shareholders.

The MLP Fund’s investment objective is to seek capital appreciation through distribution growth along with current income.  The MLP Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  Because the MLP Fund is treated as a “C” corporation, it will not be taxed as a RIC under Subchapter M of the Code, and therefore, is not required to comply with the diversification requirements applicable to RICs.

Each Fund offers two classes of shares, Class A and Class I.  All classes of shares hold equal rights as to earnings and assets (with Class A also bearing 12b-1 distribution expenses).  Each class of shares has exclusive voting rights with respect to matters affecting that individual class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Class A shares have a maximum front end sales load of 5.75%. Class A has a maximum deferred sales charge of 1.00%.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, each Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Energy Fund’s investments as of November 30, 2017. See the Schedule of Investments for industry breakouts:

Investments
	Level 1	Level 2	Level 3	Total
Common Stocks	$113,787,462	$—	$—	$113,787,462
Partnerships & Trusts	24,442,294	—	—	24,442,294
Short-Term Investments	7,154,669	—	—	7,154,669
Total Investment in Securities	$145,384,425	$—	$—	$145,384,425

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

The following is a summary of the inputs used to value the MLP Fund’s investments as of November 30, 2017. See the Schedule of Investments for industry breakouts:

	Level 1	Level 2	Level 3	Total
Common Stocks	$12,588,359	$—	$—	$12,588,359
Convertible Preferred Stocks	641,449	—	—	641,449
Partnerships & Trusts	82,548,059	—	—	82,548,059
Short-Term Investments	2,851,805	—	—	2,851,805
Total Investment in Securities	$98,629,672	$—	$—	$98,629,672

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period. There were no transfers made into or out of Level 1, 2, or 3 as of November 30, 2017.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes.  Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used.

As of November 30, 2017, the Funds were not invested in purchased options or held written options.
Energy Fund Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2017:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Net realized gain (loss) on	$31,308	$ —
Call Option Written	transactions from written options

The average absolute notional value of options held during the year ended November 30, 2017 was $14,144.
B.
Partnership Accounting Policy.  The Funds record their pro rata share of income (loss) and capital gains (losses), to the extent of distributions they have received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.  Distributions received from each of the Funds’ investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the energy trusts of MLPs.  The Funds record investment income on the ex-date of the distributions.  For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received.  Such estimates are based on historical information available from each energy trust, MLP and other industry sources.  These estimates may subsequently be revised based on information received from energy trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Energy Fund normally are declared and paid on an annual basis.  The MLP Fund intends to make quarterly cash distributions to its shareholders.  Due to the tax treatment of the MLP Fund’s allocations and distributions from MLPs, the Advisor expects that a significant portion of the MLP Fund’s distributions to shareholders will typically be treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the MLP Fund’s current and accumulated earnings and profits as described below).  However, no assurance can be given in this regard; just as the MLP Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the MLP Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the MLP Fund’s portfolio, the level of allocations of net income and other tax items for the MLP Fund from its underlying MLP investments during a particular taxable year, the length of time the MLP Fund has owned the MLP equity securities in its portfolio, and the extent to which the MLP Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests. Distributions are recorded on the ex-dividend date.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the MLP Fund’s current and accumulated earnings and profits.  The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its MLP Fund shares and thereafter generally will be taxable to the shareholder as a capital gain.  Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the MLP Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the MLP Fund.  To permit the MLP Fund to maintain a more stable distribution rate, the MLP Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period.  Any undistributed cash would be available to supplement future distributions, and until distributed would add to the MLP Fund’s net asset value.  Correspondingly, such amounts, once distributed, will be deducted from the MLP Fund’s net asset value.  In addition, in the discretion of the MLP Fund, the MLP Fund may determine not to make distributions in quarters in which the MLP Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the MLP Fund believes that a distribution may not constitute a tax-free return of capital as described above.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.
Non-Diversification. The MLP Fund is a “non-diversified” mutual fund and, as such, is not subject to the diversification requirements under the 1940 Act.  Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Accordingly, the MLP Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund.  As a result, a decline in the value of those holdings would cause an overall decline in value to decline to a greater degree than if each of these vehicles held a more diversified portfolio.

H.
Master Limited Partnerships (“MLPs”).  Under normal circumstances, the MLP Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowing for investment purposes) in energy infrastructure MLP investments.  MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights.  MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market, or in the over-the-counter market.  An MLP consists of one or more general partners, who conduct the business, and one or more limited partners.  MLP common unit holders have a limited role in the partnership’s operation and management.  The MLP Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the MLP Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be.  In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner.  This right of an MLP’s creditors would continue after the MLP Fund sold its investment in the MLP.

I.
MLP Concentration Risk.  Under normal circumstances, the MLP Fund intends to invest at least 80% of its net assets in energy infrastructure MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in the midstream energy industry activities.  A substantial portion of the cash flow received by the MLP Fund is derived from investment in equity securities of MLPs.  The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations.

J.
MLP Tax Risk.  Much of the benefit that each Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.  A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

K.
Tax Estimation/NAV Risk.  Any deferred tax liability balance will reduce the MLP Fund’s NAV.  The MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses.  Any deferred tax asset balance will increase the MLP Fund’s NAV.  To the extent the MLP Fund has a deferred tax asset balance consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required.  The MLP Fund will rely to some extent on information provided by MLPs, which may not be provided to the MLP Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV.  The daily estimate of the MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the MLP Fund’s NAV could vary dramatically from the MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the MLP Fund’s NAV.

L.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

M.
Total Return Swap Contracts.  The Funds may enter into total return swap agreements.  A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the Statements of Operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the Statements of Operations.  Total return swap contracts outstanding at period end are listed on the Schedule of Swap Contracts, if applicable.

N.
Securities Sold Short.  The Funds may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

O.
Option Contracts.  The Funds may invest in options contracts that may be used to modify or hedge a Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of a Fund. When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments.  The

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has a realized gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

P.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The MLP Fund is a regular corporation for U.S. federal and state income tax purposes, thereby it is subject to U.S. federal and state income tax on its taxable income. The Tax Cuts and Jobs Act of 2017 was signed by the President of the United States on December 22, 2017 reducing the federal corporate income tax rate from 35% to 21%. As a result, the Fund’s net deferred tax asset balance of $1,547,684 on December 22, 2017 was reduced to $1,011,511 which continues to be offset by a full 100% valuation allowance. Due to the 100% valuation allowance the reduction in the federal corporate income tax rate had no impact on the Fund’s net asset value. If the Fund’s deferred tax asset were to change to a deferred tax liability, the liability would be reflected at the newly enacted corporate tax rate of 21% plus an estimated state and local income tax rate.

NOTE 3 – INCOME TAXES

Energy Fund

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP.  These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, dividends deemed paid upon shareholder redemption of fund shares and tax attributes from fund reorganizations.

U.S. GAAP requires that certain components of net assets related to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended November 30, 2017, the following adjustments were made:

	Accumulated Net	Accumulated Net
	Investment Income (Loss)	Realized Gain (Loss)	Paid In Capital
Energy Fund	$(39,258)	$712,856	$(673,598)

The Energy Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies.  Therefore, no provision for U.S. federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Energy Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.  At November 30, 2017, the Energy Fund had a capital loss carry-forward of $11,698,847, consisting of short-term and long-term capital loss carry-forward of $9,897,844 and $1,801,003, respectively, and deferred, on a tax basis, late year losses of $2,486,632.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

As of November 30, 2017, the Energy Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Energy Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts.  As of November 30, 2017, the Energy Fund was not aware of any tax positions for which it was reasonably possible that the total amounts of unrecognized tax benefits will change materially.

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Energy Fund
Cost of investments	$138,409,932	(a)
Gross tax unrealized appreciation	18,516,101
Gross tax unrealized depreciation	(11,541,608)
Net tax unrealized appreciation (depreciation)	6,974,493
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain (loss)	(14,185,479	)(b)
Total accumulated gain (loss)	$(7,210,986)

(a)	The difference between book basis and tax basis unrealized appreciation (depreciation) was attributed mainly to the treatment of wash sales and partnerships.
(b)	Other accumulated gain (loss) consists on non-expiring capital loss carry-forwards and late year losses.

The tax character of distributions paid during the years ended November 30, 2017 and 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$ —	$202,924

MLP Fund

The MLP Fund, taxed as a corporation, is obligated to pay U.S. federal and state income tax on its taxable income.  Currently, the maximum marginal regular federal income tax rate for a corporation is 35% and the Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds the regular federal income tax.  The MLP Fund invests its assets primarily in MLPs which generally are treated as partnerships for federal income tax purposes.  As a limited partner in MLPs, the MLP Fund reports its allocable share of each MLPs taxable income in computing its own taxable income.

In calculating the MLP Fund’s daily net asset value, the MLP Fund will account for its deferred tax liability and/or asset balances.  The MLP Fund will accrue in accordance with U.S. GAAP, a deferred income tax liability balance at the current effective U.S. federal income tax rate plus an estimated state income tax rate for its future tax liability associated with the capital appreciation of its investments and the distributions received by the MLP Fund on equity securities of MLPs considered to be return of capital and for any net operating gains.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.  A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

realized.  From time to time, as new information becomes available, the MLP Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets.  As of November 30, 2017, the MLP Fund did not record a deferred tax asset or liability.

Total
Deferred Tax Assets:
Net operating loss carry-forwards	$259,428
State net operating loss carry-forward	660
Capital loss carry-forward (tax basis)	1,729,106
Unrealized losses	775,522
Alternative minimum tax credit	2,877
Total Deferred Tax Assets (Before Valuation Allowance)	2,767,593
Valuation Allowance	(2,767,593)
Total Net Deferred Tax Asset / Liability	$—

To the extent the MLP Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years.  To the extent the MLP Fund has a net operating loss in any tax year the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years.  In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

As of November 30, 2017, the MLP Fund had capital loss carry-forwards of $4,840,707, expiring as follows:

Amount	Expiration
$2,703,407	11/30/2020
2,137,300	11/30/2021

As of November 30, 2017, the MLP Fund had net operating loss carry-forwards of $717,172, expiring as follows:

Amount	Expiration
$717,172	11/30/2037

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate.  The MLP Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Total Tax Expense (Benefit)

Total
Tax expense (benefit) at statutory rates	$(2,070,119)
State income tax expense, net of federal benefit	(132,348)
Tax expense (benefit) on permanent items(1)	(46,500)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	15,895
Change in valuation allowance	2,248,967
Total tax expense	$15,895

(1) Permanent items are made up of dividends received deductions.

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

At November 30, 2017, the tax cost basis of investments was $100,972,155 and gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes were as follows:

Gross unrealized appreciation	$4,033,311
Gross unrealized depreciation	(6,375,794)
Net unrealized appreciation	$(2,342,483)

The tax composition of distributions paid during the year ended November 30, 2017 (estimated) and the year ended November 30, 2016, for the MLP Fund was as follows:

	Ordinary	Long-Term	Return of	Earnings &
Year	Income(1)	Capital Gains	Capital	Profits
2017	$—	$—	$4,722,092	$—
2016	—	—	2,419,383	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The MLP Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the MLP Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed since inception of the Fund.  No income tax returns are currently under examination.  Generally, tax authorities can examine all tax returns filed for the last three years.  Due to the nature of the MLP Fund’s investments, the MLP Fund may be required to file income tax returns in several states.  The MLP Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, and certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% for the Energy Fund and 1.10% for the MLP Fund, based upon the average daily net assets of each Fund.  The amount of investment advisory fees incurred by the Funds for the year ended November 30, 2017 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses for Class A and Class I shares as of each class’ average daily net assets.  For the Energy Fund, the Class A and Class I shares expense limits are 2.00% and 1.75%, respectively.  For the MLP Fund, the Class A and Class I shares expense limits are 1.75% and 1.50%, respectively.  The contract’s term is indefinite.  At November 30, 2017, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the MLP Fund that may be recouped was $511,855.  The Advisor may recover a portion of the above amount no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to three years after the reimbursement was paid.

Year of Expiration	Amount
November 30, 2018	$215,406
November 30, 2019	182,827
November 30, 2020	113,622

BP Capital TwinLine Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)
November 30, 2017

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Funds to USBFS for these services for the year ended November 30, 2017 are disclosed in the Statements of Operations.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds and is an affiliate of USBFS.

The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act.  The distribution plan requires the payment of a monthly service fee to Foreside Fund Services, LLC (the “Distributor,” also known as the principal underwriter) at an annual rate of 0.25% of the average daily net assets attributed to Class A shares of the Funds. Distribution fees are disclosed in the Statements of Operations.

The Funds have adopted a Shareholder Servicing Plan on behalf of each share class.  Under the Shareholder Servicing Plan, Class A and Class I shares are authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets. This fee is used to finance certain activities related to servicing and maintaining shareholder accounts. Shareholder servicing fees incurred by the Fund are disclosed in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases of securities, excluding short-term securities, for the Energy Fund and the MLP Fund was $112,921,597 and $107,519,630, respectively.  The proceeds from sales of securities, excluding short-term securities, for the Energy Fund and MLP Fund were $117,993,398 and $48,698,827, respectively.  There were no purchases or sales of U.S. Government obligations during the year ended November 30, 2017.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Energy Fund and MLP Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Credit facility activity for the year ended November 30, 2017 was as follows:

	Energy Fund	MLP Fund
Maximum available credit	$10,000,000	$10,000,000
Largest amount outstanding on an individual day	896,000	—
Average daily loan outstanding	2,455	—
Credit facility outstanding as of November 30, 2017	—	—
Average interest rate	3.75%	—

Interest expense for the year ended November 30, 2017 is disclosed in the Statements of Operations.

BP Capital TwinLine Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (the “Funds”), each a series of Professionally Managed Portfolios, including the schedules of investments, as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 2013 (commencement of operations) through November 30, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian and brokers or through other appropriate procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund as of November 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended and for the period December 31, 2013 through November 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2018

BP Capital TwinLine Funds
EXPENSE EXAMPLES
For the Period Ended November 30, 2017 (Unaudited)

As a shareholder of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions and exchange fees and (2) ongoing costs, including investment advisory fees, distribution (12b-1) and service fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2017 through November 30, 2017).

Actual Expenses

The first line of the following tables provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by USBFS, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples.  The examples include, but are not limited to, investment advisory, fund accounting, fund administration, custody and transfer agent fees.  However, the examples do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line of the tables provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and, with respect to the MLP Fund, reflect current and deferred income tax expense or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these current and deferred income tax expense and transaction costs were included, your costs would have been higher.

BP Capital TwinLine Funds
EXPENSE EXAMPLES (Continued)
For the Period Ended November 30, 2017 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2017	November 30, 2017	During the Period(1)
BP Capital TwinLine Energy Fund – Class A
Actual	$1,000.00	$1,057.60	$9.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.64	$9.50

(1)	The expenses are equal to the annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2017	November 30, 2017	During the Period(2)
BP Capital TwinLine Energy Fund – Class I
Actual	$1,000.00	$1,059.40	$8.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.90	$8.24

(2)	The expenses are equal to the annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2017	November 30, 2017	During the Period(3)
BP Capital TwinLine MLP Fund – Class A
Actual	$1,000.00	$929.70	$8.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.09	$9.05

(3)
The expenses are equal to the annualized expense ratio of 1.79%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.  The annualized expense ratio excludes current and deferred income tax expense.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	June 1, 2017	November 30, 2017	During the Period(4)
BP Capital TwinLine MLP Fund – Class I
Actual	$1,000.00	$930.40	$7.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.35	$7.79

(4)
The expenses are equal to the annualized expense ratio of 1.54%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent six-month period.  The annualized expense ratio excludes current and deferred income tax expense.

BP Capital TwinLine Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During the
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past 5 Years
Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President, Talon	2	Director, PNC
(born 1943)	and	Since	Industries, Inc. (business		Funds
c/o U.S. Bancorp	Trustee	May 1991.	consulting); formerly,		(34 series),
Fund Services, LLC			Executive Vice President		PNC
2020 E. Financial Way			and Chief Operating Officer,		Advantage
Suite 100			Integrated Asset Management		Funds
Glendora, CA 91741			(investment adviser and		(1 series).
manager) and formerly,
President, Value Line, Inc.
(investment advisory and
financial publishing firm).

Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant;	2	Trustee,
(born 1939)		Since	formerly, Chief Executive		The Dana
c/o U.S. Bancorp		May 1991.	Officer, Rockefeller Trust Co.,		Foundation.
Fund Services, LLC			(prior thereto Senior Vice
2020 E. Financial Way			President), and Managing
Suite 100			Director, Rockefeller & Co.
Glendora, CA 91741			(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.
(international consumer
products conglomerate.)

Eric W. Falkeis	Trustee	Indefinite Term;	Chief Operating Officer,	2	Interested
(born 1973)		Since	Direxion Funds since 2013;		Trustee,
c/o U.S. Bancorp		September 2011.	formerly, Senior Vice President		Direxion Funds
Fund Services, LLC			and Chief Financial Officer		(24 series),
2020 E. Financial Way			(and other positions),		Direxion Shares
Suite 100			U.S. Bancorp Fund		ETF Trust
Glendora, CA 91741			Services, LLC 1997-2013.		(142 series) and
Direxion
Insurance Trust.

BP Capital TwinLine Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During the
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past 5 Years
Carl A. Froebel	Trustee	Indefinite Term;	Formerly, President and
(born 1938)		Since	Founder, National Investor	2	None.
c/o U.S. Bancorp		May 1991.	Data Services, Inc.
Fund Services, LLC			(investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July	2	Independent
(born 1950)		Since	2001; formerly, Executive		Trustee, AMG
c/o U.S. Bancorp		May 1991.	Vice President, Investment		Funds
Fund Services, LLC			Company Administration,		(67 series);
2020 E. Financial Way			LLC (mutual fund		Advisory Board
Suite 100			administrator).		Member,
Glendora, CA 91741					Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.
Officers of the Trust

Elaine E. Richards	President	Indefinite Term;	Vice President and	Not	Not
(born 1968)		Since	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.	Officer, U.S. Bancorp
Fund Services, LLC	Secretary	Indefinite Term;	Fund Services,
2020 E. Financial Way		Since	LLC, since
Suite 100		February 2008.	July 2007.
Glendora, CA 91741

Aaron J. Perkovich	Vice	Indefinite Term;	Vice President,	Not	Not
(born 1973)	President	Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		March 2017.	Services, LLC,
Fund Services, LLC	Treasurer	Indefinite Term;	since June 2006.
615 East Michigan St.		Since
Milwaukee, WI 53202		August 2016.

Melissa Breitzman	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1983)	Treasurer	Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.	Services, LLC
Fund Services, LLC			since June 2005.
615 East Michigan St.
Milwaukee, WI 53202

BP Capital TwinLine Funds
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
				in Fund	Other
	Position	Term of Office		Complex(2)	Directorships
	with	and Length of	Principal Occupation	Overseen	Held During the
Name, Address and Age	the Trust(1)	Time Served	During Past Five Years	by Trustees	Past 5 Years
Craig Benton	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1985)	Treasurer	Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		August 2016.	Services, LLC since
Fund Services, LLC			November 2007.
615 East Michigan St.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1978)	Treasurer	Since	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		August 2017.	Services, LLC since
Fund Services, LLC			October 2006.
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	Compliance	Since	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	U.S. Bancorp Fund
Fund Services, LLC	Anti-Money	Indefinite Term;	Services, LLC since
615 East Michigan St.	Laundering	Since	August 2004.
Milwaukee, WI 53202	Officer	July 2011.
	Vice President	Indefinite Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

BP Capital TwinLine Funds
ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free 1-855-40-BPCAP (1-855-402-7227) or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free 1-855-40-BPCAP (1-855-402-7227) to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling 1-855-40-BPCAP (1-855-402-7227).  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.bpcfunds.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended November 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2012.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) was as follows:

BP Capital TwinLine Energy Fund: 0.00%

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

BP Capital TwinLine Energy Fund: 0.00%

Dividends received deduction for the fiscal year ended November 30, 2017 was as follows:

BP Capital TwinLine Energy Fund: 0.00%

BP Capital TwinLine Funds
ADDITIONAL INFORMATION (Unaudited)

Approval of Investment Advisory Agreement

At a meeting held on August 22, 2017, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and BP Capital Fund Advisors, LLC (the “Advisor”) for the BP Capital TwinLine Energy Fund and BP Capital TwinLine MLP Fund (each a “Fund,” and together, the “Funds”).  At this meeting and at a prior meeting held on May 25, 2017, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of the day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at the Advisor that are involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2017.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the BP Capital TwinLine Energy Fund, the Board noted that the Fund outperformed its peer group median for the one-year and three-year periods.  The Board also considered the performance of the BP Capital TwinLine Energy Fund against its broad-based securities market benchmark and two secondary benchmarks.  The Board noted that the BP Capital TwinLine Energy Fund outperformed its primary benchmark for the one-year period and underperformed for the three-year period.  The Board also noted that the Fund outperformed both of its secondary benchmarks for the one-year and three-year periods.  The Board noted that the Advisor provides investment advisory services to an institutional separate account, which is managed in the same way as the BP Capital TwinLine Energy Fund and that the Fund underperformed compared to that separate account for the one-year and three-year periods ended March 31, 2017.  The Board further noted the Advisor’s representation that the differences were not material.

BP Capital TwinLine Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

For the BP Capital TwinLine MLP Fund, the Board noted that the Fund performed at its peer group median for the one-year period and outperformed its peer group median for the three-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark and a secondary benchmark. The Board noted that the BP Capital TwinLine MLP Fund outperformed its primary benchmark for the one-year period and underperformed for the three-year period.  The Board also noted that, the Fund outperformed its secondary benchmark for the one-year and three-year periods.  The Board also noted that the Advisor stated it does not manage any other accounts similarly to the BP Capital TwinLine MLP Fund.

3.
The costs of the services provided and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the BP Capital TwinLine Energy Fund, the Board noted that the Advisor agreed to enter into an agreement to limit the annual expense ratios to 2.00%, 2.65% and 1.75% of the average daily net assets of Class A shares, Class C shares and Class I shares of the Fund, respectively (the “Expense Caps”) and noted that the Fund was currently operating below these levels.  The Board noted that the Fund’s advisory fee and net expense ratios (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparable performance and advisory fee information.

For BP Capital TwinLine MLP Fund, the Board noted that the Advisor agreed to enter into an agreement to limit the annual expense ratios to 1.75%, 2.40% and 1.50% of the average daily net assets of Class A shares, Class C share and Class I shares, respectively (the “Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratios (less Rule 12b-1 fees) were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Advisor provided to its similarly managed institutional separate account client comparing the fees charged for those management services to the fees charged to the BP Capital TwinLine Energy Fund.  The Trustees noted that the fees charged to the BP Capital TwinLine Energy Fund as compared to the fees charged by the Advisor to its other similarly managed institutional separate account client differed due to a number of factors.  The Trustees noted that the Advisor does not currently replicate the BP Capital TwinLine MLP Fund’s investment style in separately managed accounts.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders as the assets of the Funds had grown in the last year.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that each Fund does not exceed its specified Expense Caps.  The Board further noted that, with respect to the BP Capital TwinLine Energy Fund, the annual expense ratio for all classes is below the level of the respective Expense Cap.  The Board also considered that economies of scale have also been shared with shareholders through increased investments by the Advisor in adding investment team personnel and extra resources in technology and compliance.  The Board concluded that it would continue to monitor this issue in the future as circumstances changed and assuming asset levels increase.

BP Capital TwinLine Funds
ADDITIONAL INFORMATION (Unaudited) (Continued)

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Funds.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including 12b-1 distribution fees for Class A and Class C shares of the Funds and for benefits received in exchange for “soft dollars” paid to the Advisor.  The Board also reviewed information regarding fee offsets for separate accounts that can invest in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Funds and their shareholders.

BP Capital TwinLine Funds
PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
BP Capital Fund Advisors, LLC
8117 Preston Road, Suite 260
Dallas, Texas 75225

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-40-BPCAP (1-855-402-7227)

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund Information
Fund	Symbol	CUSIP
BP Capital TwinLine Energy Fund – Class A	BPEAX	74316J292
BP Capital TwinLine Energy Fund – Class I	BPEIX	74316J284
BP Capital TwinLine MLP Fund – Class A	BPMAX	74316J276
BP Capital TwinLine MLP Fund – Class I	BPMIX	74316J268

This report is submitted for the general information of the shareholders of the Funds.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal periods.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal periods for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

BP Capital TwinLine Energy Fund

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$22,400	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

BP Capital TwinLine MLP Fund

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$22,400	$22,400
Audit-Related Fees	N/A	N/A
Tax Fees	$5,100	$5,100
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two periods.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    February 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    February 6, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    February 6, 2018

* Print the name and title of each signing officer under his or her signature.